Exhibit 99

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
          20-YEAR THROUGH 30-YEAR 5/1 CMT INTERMEDIATE RELATIONSHIP ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-S
                            POOL PROFILE (7/20/2004)

--------------------------------------------------------------------------------

                                           --------------   --------------------
                                              5/1 POOL           Tolerance
                                           --------------   --------------------
AGGREGATE PRINCIPAL BALANCE               $1,712,000,000            (+/- 10.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Aug-04                     N/A
INTEREST RATE RANGE                       2.250% - 3.875%                    N/A
GROSS WAC                                          3.802%         (+ / - 15 bps)
WEIGHTED AVERAGE SERVICE FEE                    25.0 bps
MASTER SERVICING FEE                             1.0 bps on Securitization only
WAM (in months)                                      355          (+/- 3 months)

WALTV                                                 58%          (maximum +7%)

CALIFORNIA PERCENT                                    83%          (maximum +7%)
SINGLE LARGEST ZIP CODE PERCENT                        3%          (maximum +3%)

AVERAGE LOAN BALANCE                            $710,618      (maximum +$50,000)
LARGEST INDIVIDUAL LOAN BALANCE               $5,000,000    (maximum $5,000,000)

CASH OUT REFINANCE PERCENT                            12%          (maximum +7%)

PRIMARY RESIDENCE PERCENT                             91%          (minimum -7%)

SINGLE FAMILY DETACHED PERCENT                        88%          (minimum -7%)

FULL DOCUMENTATION PERCENT                            39%          (minimum -7%)

WA FICO                                              743            (minimum -7)

UNINSURED > 80% LTV PERCENT                            0%          (maximum +5%)

RELOCATION PERCENT                                  2.41%          (minimum -3%)

GROSS MARGIN                                       2.750%          (+ / - 7 bps)

GROSS LIFECAP                                      8.803%         (+ / - 15 bps)

WA MONTHS TO NEXT ROLL                                55        (+ / - 5 months)

INTEREST ONLY PERCENT                                 69%          (maximum +7%)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

--------------------------------------------------------------------------------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
          20-YEAR THROUGH 30-YEAR 5/1 CMT INTERMEDIATE RELATIONSHIP ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-S
                               PRICING INFORMATION
                            POOL PROFILE (7/20/2004)
--------------------------------------------------------------------------------

COLLATERAL                            Mortgage Loans Index off the One Year CMT.

                       None of the Mortgage Loans have a convertibility feature.

           Generally the Mortgage Loans have a 5% Initial Rate Cap & 2% for each
                                                          Adjustment thereafter.

                      Generally, the Mortgage Loans have a 5% Lifetime Rate Cap.

                    There are 4 loans in this pool with 2% initial, 2% periodic, and 6% lifetime.

           Generally the loans include provision that allows for a rate increase if minimum relationship is not maintained with WF Bank

RATING AGENCIES                                               TBD by Wells Fargo

PASS THRU RATE                                Net WAC or Ratio Stripped/Variable

STRUCTURE



AAA STRUCTURE DUE DATE                       11-Aug-04                   9:00 AM

                           Structures received or changes to structures past the
                                              due date will incur a $10,000 fee.

PRICING DATE

SETTLEMENT DATE                                                        30-Aug-04

ASSUMED SUB LEVELS                                             AGG Assumed Level
Levels and Rating Agencies for                     AAA               2.65%
2004-S to be determined by                          AA               0.80%
Wells Fargo.                                         A               0.50%
These levels are for bid purposes only.            BBB               0.30%
They are not a trade stipulation.                   BB               0.20%
Any change in actual levels will not result          B               0.10%
in price changes.

             Note:  AAA Class will be rated by two rating agencies.
             AA through B Classes will be rated by one rating agency.
             Additional tranche ratings will be paid for by the sub underwriter.

NOTE:  Please note the following specifics of the 2004-S structure:
Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated
Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured
  ------------------------------------------------------------------------------
  Homes.
  ------



WFMBS CONTACTS                                     Brad Davis (301) 846-8009
                                                   Gretchen Leff (301) 846-8356
                                                   Mike Miller (301) 815-6397

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WFASC Denomination Policy
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Minimum          Physical        Book Entry
Type and Description of Certificates                                               Denomination     Certificates     Certificates
                                                                                     (1)(4 )
---------------------------------------------------------------------------------------------------------------------------------
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                                   $25,000       Allowed          Allowed

Companion classes for PAC, TAC, Scheduled Classes                                      $100,000       Allowed          Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates         $100,000       Allowed          Allowed

Notional and Nominal Face IO                                                              (2)         Allowed          Allowed

Residual Certificates                                                                     (3)        Required        Not Allowed

All other types of Class A Certificates                                                   (5)           (5)              (5)

Class B (Investment Grade)                                                             $100,000       Allowed          Allowed

Class B (Non-Investment Grade)                                                         $250,000      Required        Not Allowed
----------------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)     100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)     Underwriter must obtain WFASC's approval.